UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

February 13, 2009

AMEREN CORPORATION
(Exact name of registrant as specified in its charter)

Missouri	1-14756	43-1723446
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1901 Chouteau Avenue, St. Louis, Missouri 63103
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code:  (314) 621-3222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A, Amendment No. 1, is being filed to amend the Current Report on Form 8-K filed by Ameren Corporation (“Ameren”) on February 17, 2009 (the “Initial 8-K”) by furnishing, pursuant to Item 7.01 and Exhibit 99.3, a copy of a letter, dated February 17, 2009, that will be distributed to Ameren’s common shareholders that was not available at the time of the Initial 8-K filing.

Item 2.02	Results of Operations and Financial Condition.

On February 13, 2009, Ameren issued a press release announcing its earnings for the fourth quarter and fiscal year ended December 31, 2008 and providing 2009 earnings guidance.  The press release is attached as Exhibit 99.1 and is incorporated herein by reference.  The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Ameren under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act.

Item 7.01	Regulation FD Disclosure.

Ameren will distribute a letter, dated February 17, 2009, to its common shareholders concerning the February 13, 2009 declaration by its board of directors of a quarterly common stock dividend of 38.5 cents per share. A copy of the letter is attached as Exhibit 99.3.  The information furnished pursuant to this Item 7.01, including Exhibit 99.3, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Ameren under the Securities Act or the Exchange Act.

Item 8.01	Other Events.

On February 13, 2009, Ameren’s board of directors declared a quarterly common stock dividend of 38.5 cents per share payable on March 31, 2009, to shareholders of record on March 11, 2009.  This quarterly common stock dividend amount is a 39 percent reduction from the previous quarterly dividend level.  The amount and timing of dividends payable on Ameren’s common stock are within the sole discretion of Ameren’s board of directors.

In its press release dated February 13, 2009, Ameren disclosed the following unaudited consolidated financial statements:  Statement of Income for the three months and twelve months ended December 31, 2008 and December 31, 2007, Statement of Cash Flows for the twelve months ended December 31, 2008 and December 31, 2007 and Balance Sheet at December 31, 2008 and December 31, 2007.  The foregoing consolidated financial statements are attached as

Exhibit 99.2 and Ameren hereby incorporates such consolidated financial statements into this Item 8.01 of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number:	Title:
99.1*	Press release regarding earnings for the year and quarter ended December 31, 2008 and providing 2009 earnings guidance, issued on February 13, 2009 by Ameren Corporation.
99.2
Ameren Corporation’s unaudited consolidated Statement of Income for the three months and twelve months ended December 31, 2008 and
December 31, 2007, Statement of Cash Flows for the twelve months ended December 31, 2008 and December 31, 2007 and Balance Sheet
at December 31, 2008 and December 31, 2007.

99.3*	Letter, dated February 17, 2009, to Ameren’s common shareholders regarding the declaration on February 13, 2009 of a quarterly common stock dividend.

__________________________
 * Exhibits 99.1 and 99.3 are intended to be deemed furnished rather than filed pursuant to General Instruction B.2 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Ameren has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMEREN CORPORATION
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Senior Vice President and Chief Accounting Officer
(Principal Accounting Officer)

Date:  February 17, 2009

Exhibit Index

Exhibit Number:	Title:
99.1*	Press release regarding earnings for the year and quarter ended December 31, 2008 and providing 2009 earnings guidance, issued on February 13, 2009 by Ameren Corporation.
99.2
Ameren Corporation’s unaudited consolidated Statement
of Income for the three months and twelve months ended
December 31, 2008 and December 31, 2007, Statement
of Cash Flows for the twelve months ended
December 31, 2008 and December 31, 2007 and Balance
Sheet at December 31, 2008 and December 31, 2007.

99.3*	Letter, dated February 17, 2009, to Ameren’s common shareholders regarding the declaration on February 13, 2009 of a quarterly common stock dividend.

__________________
* Exhibits 99.1 and 99.3 are intended to be deemed furnished rather than filed pursuant to General Instruction B.2 of Form 8-K.